UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2015

ID Global Solutions Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-54545	46-2069547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

160 East Lake Brantley Drive, Longwood, Florida 32779

(Address of principal executive offices) (zip code)

407-951-8640

(Registrant's telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Fleming PLLC

49 Front Street, Suite 206

Rockville Centre, New York 11570

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant

Item 3.02	Unregistered Sales of Equity Securities

On September 25, 2015 through October 7, 2015, the Company entered into and closed Securities Purchase Agreements with several accredited investors (the "2015 Accredited Investors") pursuant to which the 2015 Accredited Investors invested $1,125,000 (the "Offering") into the Company in consideration of Secured Promissory Notes (the "Notes") and common stock purchase warrants (the "Warrants") to acquire an aggregate of 7,500,000 shares of common stock. The Warrants are exercisable for a period of five years at an exercise price of $0.15. The Notes bear interest of 12% and are payable one year from the date of issuance. The Notes are secured by 100% of the Company’s interest in ID Global LATAM S.A.S., a wholly-owned Colombian subsidiary of the Company. Prior to the maturity dates of the Notes, the 2015 Accredited Investors may elect to convert the interest accrued on the Notes into shares of common stock of the Company at a conversion rate of $0.10 per share

As of the date hereof, the Company is obligated on Notes in the principal amount of $1,125,000 in connection with the Offering. The Notes are a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of the Company.

The above offers and sales of the securities were made to accredited investors and the Company relied upon the exemptions contained in Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated there under with regards to the sales. No advertising or general solicitation was employed in offerings the securities. The offers and sales were made to accredited investors and transfer of the securities was restricted by the Company in accordance with the requirements of the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
4.1	Form of Securities Purchase Agreement by and between ID Global Solutions Corporation and the 2015 Accredited Investors (1)
4.2	Form of Security Agreement by and between ID Global Solutions Corporation and the 2015 Accredited Investors (1)
4.3	Form of Secured 12% Secured Promissory Note issued to the 2015 Accredited Investors (1)
4.4	Form of Common Stock Purchase Warrant issued to the 2015 Accredited Investors (1)

(1) Incorporated by reference to the Form 8-K Current Report filed with the Securities Exchange Commission on October 1, 2015.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ID Global Solutions Corporation

Date: October 22, 2015	By:	/s/ Thomas R. Szoke
Name: Thomas R. Szoke
Title: Chief Executive Officer